                                                                    EXHIBIT (21)

                        SUBSIDIARIES OF THE REGISTRANT

                                                                                                         Percent of
                                                                                                            stock
                                                                                                            owned
                                                                                                        beneficially
                                                                   State or Country under               by company or
Name of Subsidiary                                                laws of which organized                 subsidiary
--------------------------------------------------------------------------------------------------------------------------
Consolidated subsidiaries of:
 Registrant --
        First American Loan Servicing Corporation                       Texas                                 100%
        First American Management Company                               Washington                            100%
        First American Property Data Services, Inc.                     California                            100%
        First American Real Estate Information Services, Inc.           California                            100%
        First American Title Insurance Company                          California                            100%
        First American Trust Company                                    California                            100%
        First American Capital Management, Inc.                         Delaware                              100%

Consolidated subsidiaries of First American Title Insurance
Company--
       Alachua County Abstract Company                                  Florida                               100%
       Albany County Title, Inc.                                        Wyoming                               100%
       Attorneys Abstract, Inc.                                         New York                              100%
       Bienville Properties, Inc.                                       Louisiana                             100%
       Burton Abstract & Title Company                                  Michigan                              100%
       Consolidated Title and Abstract Co.                              Minnesota                             100%
       Eaton County Abstract and Title Company                          Michigan                              100%
       Eureka Title Company                                             California                            100%
       First American Abstract Company                                  Mississippi                           100%
       First American Abstract Company of Louisiana                     Louisiana                             100%
       First American Exchange Corporation of the Southeast             Louisiana                             100%
       First American Abstract of South Carolina                        South Carolina                        100%
       First American Holdings CBA, Inc.                                Minnesota                             100%
       First American Title Company of Alaska                           Alaska                                100%
       First American Title Company of Clark County                     Washington                            100%
       First American Title Company of Colorado                         Colorado                              100%
       First American Title Company of Dallas                           Texas                                 100%
       First American Title Company of Florida, Inc.                    Florida                               100%
       First American Title Company of Hawaii, Inc.                     Hawaii                                100%
       First American Title Company of Idaho, Inc.                      Idaho                                 100%
       First American Title Company of Los Angeles                      California                            100%
       First American Title Company of Nevada, Inc.                     Nevada                                100%
       First American Title Company of Thurston County                  Washington                            100%
       First American Title Company of Utah                             Utah                                  100%
       First American Title Insurance Agency of Coconino, Inc           Arizona                               100%
       First American Title Insurance Agency of Gila, Inc.              Arizona                               100%
       First American Title Insurance Company, Ltd. (UK)                England                               100%
       First American Title Ins. Company of Australia Pty.Ltd.          Australia                             100%
       First American Title Insurance Company of New York               New York                              100%
       First American Title Ins. Company of North Carolina              North Carolina                        100%
       First American Title Insurance Company of Texas                  Texas                                 100%
       First Exchange of Arizona, Inc.                                  Arizona                               100%
       Fremont County Title Company                                     Wyoming                               100%
       Guardian Title Company of Maryland                               Maryland                              100%
       Land Title Associates, Inc.                                      Oklahoma                              100%

                   SUBSIDIARIES OF THE REGISTRANT (CONINUED)

                                                                                                           Percent of
                                                                                                              stock
                                                                                                              owned
                                                                                                          beneficially
                                                                   State or Country under                by company or
Name of Subsidiary                                                 laws of which organized                 subsidiary
--------------------------------------------------------------------------------------------------------------------------
       Land Title Company of St. Louis, Inc.                            Missouri                              100%
       Massachusetts Abstract Company, Inc.                             Massachusetts                         100%
       Memphis Title Company                                            Tennessee                             100%
       Midland Title Company, Inc.                                      Ohio                                  100%
       New York Abstract Company, Inc.                                  New York                              100%
       Northern Michigan Title Company of Emmet County                  Michigan                              100%
       Ohio Title Corporation                                           Ohio                                  100%
       Pioneer of Philadelphia, Ltd., Inc.                              Pennsylvania                          100%
       Port Lawrence National Agency, Inc.                              Ohio                                  100%
       Republic Title Of Texas, Inc.                                    Texas                                 100%
       Security Title Company of Southern Utah                          Utah                                  100%
       Standard Title Insurance Company                                 Oklahoma                              100%
       Sterling Title Company of Sandoval County                        New Mexico                            100%
       The Inland Empire Service Corporation                            California                            100%
       The Port Lawrence Agency, Inc.                                   Ohio                                  100%
       The Port Lawrence Title and Trust Company                        Ohio                                  100%
       Ticore, Inc.                                                     Oregon                                100%
       Universal Title Company                                          Minnesota                             100%
       Washakie Abstract Company                                        Wyoming                               100%
       First American Title Company of Bellingham                       Washington                            100%
       First American Title Insurance Agency of Yuma, Inc.              Arizona                               100%
       First American Auto Title Transfer, L.L.C.                       Louisiana                              99%
       Land Title Insurance Company of St. Louis                        Missouri                               99%
       Peoples Abstract Company                                         Iowa                                   99%
       First American Title and Trust Company                           Oklahoma                               99%
       First American Title Insurance Agency of Pinal                   Arizona                                96%
       First American Title Guaranty Agency of Cheyenne                 Wyoming                                93%
       First American Title Insurance Agency of Mohave, Inc.            Arizona                                89%
       First American Title Insurance Agency, Inc. (Navajo)             Arizona                                85%
       First Canadian Title                                             Canada                                 85%
       First American Title Insurance Agency of Yavapai, Inc.           Arizona                                84%
       Converse Land Title Company (a partnership)                      Wyoming                                80%
       First American Title Company of New Mexico                       New Mexico                             80%
       First American Title Company of Spokane                          Washington                             80%
       First American Title Company of St. Lucie County, Inc.           Florida                                80%
       First American Title Guaranty of Hot Springs                     Wyoming                                80%
       First American Title Guaranty Holding Company                    California                             80%
       Territorial Abstract and Title Company, Inc.                     New Mexico                             80%
       First American Home Buyers Protection Corporation                California                             79%
       First American Title Guaranty of Carbon County                   Wyoming                                79%
       First American Title Guaranty of Sublette County                 Wyoming                                79%
       First American Title Guaranty Agency of Crook County             Wyoming                                78%
       Teton Land Title Company                                         Wyoming                                76%
       First American Title Company of Magic Valley, Inc.               Idaho                                  70%
       Goshen County Abstract & Title                                   Wyoming                                69%
       Big Horn Land Title Company                                      Wyoming                                62%
       Mid Valley Title and Escrow Company                              California                             59%
       Campbell County Abstract Company                                 Wyoming                                58%
       First American Title Company of Mendocino County                 California                             54%
       Johnson County Title Company, Inc.                               Wyoming                                51%

                                                                                                                Percent of
                                                                                                                  stock
                                                                                                                  owned
                                                                                                               beneficially
                                                                  State or Country under                      by company or
Name of Subsidiary                                               laws of which organized                        subsidiary
--------------------------------------------------------------------------------------------------------------------------
     Wyoming Land Title Company                                         Wyoming                                    56%
     Shoshone Title Insurance and Abstract Company                      Wyoming                                    52%
     Evans Title Companies, Inc.                                        Wisconsin                                  50%
     First American Homebuyers Protection Corp.                         Delaware                                   50%
     First Exchange Corporation                                         California                                 50%
     North American Title Insurance Company                             California                                 50%

Consolidated subsidiaries of First American Real Estate Information
Services, Inc.--
     Excelis, Inc.                                                      Florida                                   100%
     First American Appraisal Services, Inc.                            Florida                                   100%
     First American Appraisal Consulting Services, Inc                  California                                100%
     First American CREDCO, Inc.                                        Washington                                100%
     First American Credit Services, Inc.                               New York                                  100%
     First American Equity Loan Services, Inc.                          Ohio                                      100%
     First American Field Services, Inc.                                New Jersey                                100%
     First American Flood Data Services, Inc.                           Texas                                     100%
     First American Property Services, Inc.                             New York                                  100%
     First American Real Estate Tax Service, Inc.                       Florida                                   100%
     Masada, Inc., dba:  The Robertson Company                          California                                100%
     Pasco Enterprises, Inc.                                            Texas                                     100%
     Prime Credit Reports, Inc.                                         California                                100%
     Realty Tax & Service Company                                       California                                100%

Consolidated subsidiary of First American Equity Loan Services, Inc.

     Docu-Search, Inc.                                                  Kentucky                                  100%

Consolidated subsidiary of Mid Valley Title & Escrow Company --
     Mt. Shasta Title & Escrow Company                                  California                                 65%

Consolidated Subsidiaries of Ticore, Inc. --
     Eagle Exchange Corporation                                         Oregon                                    100%
     Escrow Automated Systems, Inc.                                     Oregon                                    100%
     First American Title Insurance Company of Oregon                   Oregon                                    100%

Consolidated Subsidiaries of First American Title Insurance Company
of Oregon -- Deschutes County Title Company                             Oregon                                    100%
     Willamette Valley Title Company                                    Oregon                                    100%

Consolidated subsidiary of Massachusetts Abstract Comp., Inc. --
     Massachusetts Title Insurance Company                              Massachusetts                              65%

Consolidated subsidiary of First American Title Comp. of Utah --
     Utah First Exchange, Inc.                                          Utah                                      100%

                                                                                                                Percent of
                                                                                                                  stock
                                                                                                                  owned
                                                                                                               beneficially
                                                                        State or Country under                by company or
Name of Subsidiary                                                      laws of which organized                 subsidiary
--------------------------------------------------------------------------------------------------------------------------
Consolidated subsidiary of First American Abstract Company of
Louisiana
     Abstracts by Godail                                                Louisiana                                  100%
Consolidated subsidiaries of First American Title Guaranty
Holding Company --
     First Escrow Accounting Services Company                           California                                 100%
     First Guaranty Bancorp                                             California                                 100%
     First Guaranty Exchange Company                                    California                                 100%
     Superior Trustee's Services Company, Inc.                          California                                 100%
     First American Title Guaranty Company                              California                                  99%
     Harrison-Webster Investment Group (a partnership)                  California                                  75%
     Stanley Building Associates (a partnership)                        California                                  75%

Consolidated subsidiary of First American Title Insurance
Company of North Carolina
     Fidelity Title and Guaranty Co.                                    Florida                                    100%

Consolidated subsidiaries of First American Title Insurance
Company of New York--
       First American Exchange Corporation                              New York                             100%
       Mortgage Guarantee & Title                                       Rhode Island                         100%
       Preferred Land Title Service, Inc.                               New York                             100%

Consolidated subsidiaries of First Guaranty Bancorp --
     F.S.T. Financial Services                                          California                                 100%
     First Security Thrift Company                                      California                                 100%

Consolidated subsidiary of Land Title Associates, Inc. --
     First American Title & Abstract Co.                                Oklahoma                                   100%

Consolidated subsidiaries of Midland Title Security, Inc. --
     Commerce Title Agency, Inc.                                        Ohio                                       100%
     Lawyers Mortgage and Title Company, Inc.                           Ohio                                       100%
     Midland Exchange Services, Inc.                                    Ohio                                       100%
     National Survey Services, Inc.                                     Delaware                                   100%
     R.E. Services, Inc.                                                Ohio                                       100%
     MCM Title Services, Inc.                                           Ohio                                        67%

Consolidated subsidiary of Mortgage Guarantee and Title
Company --
     GR Title Services, Inc.                                            Rhode Island                               100%

Consolidated subsidiary of First American Home Buyers Protection
Company --
     First American Home Buyers Protection Corp.                        Delaware                                    50%

Consolidated subsidiary of Land Title Insurance Company of St.
Louis --
     Property Data, Inc.                                                Missouri                                   100%
     The Trust Company of St. Louis County                              Missouri                                    99%


                                                                                                                Percent of
                                                                                                                  stock
                                                                                                                  owned
                                                                                                               beneficially
                                                                        State or Country under                by company or
Name of Subsidiary                                                      laws of which organized                 subsidiary
--------------------------------------------------------------------------------------------------------------------------

Consolidated subsidiaries of First American Title Insurance
Company of Texas--
       Corpus Christi Title Company                                     Texas                                100%
       Fort Bend Title Company                                          Texas                                100%

Consolidated subsidiaries of Republic Title of Texas, Inc.--
       American Escrow Company                                          Texas                                100%
       Texas Escrow Company                                             Texas                                100%
       Title Software Corporation                                       Texas                                100%

Consolidated subsidiary of Southwest Title & Trust Company--
       Southwest Title Land Company                                     Oklahoma                             100%

Consolidated subsidiaries of Territorial Abstract and Title
Company, Inc.
       Territorial Escrow Services                                      New Mexico                           100%
       Title de Santa Fe                                                New Mexico                           100%

Consolidated subsidiary of the Port Lawrence Title & Trust Comp.
       Landimer Title Agency                                            Ohio                                 100%

